SECOND AMENDMENT TO MASTER LICENSE AGREEMENT

THIS SECOND AMENDMENT TO MASTER LICENSE AGREEMENT ("Second Amendment") effective as of February 18, 2021, (the "**Second Amendment Effective Date**") is by and between OUTFRONT MEDIA LLC, a Delaware limited liability company ("**OUTFRONT**"), and M2M Spectrum Networks, LLC, an Arizona limited liability company ("**LICENSEE**").

WITNESSETH:

WHEREAS, LICENSEE, and OUTFRONT, entered into that certain Master License Agreement dated January 22, 2016, as amended by that certain First Amendment to Master License Agreement dated March 6, 2018 (collectively, the "**Agreement**");

WHEREAS, LICENSEE and OUTFRONT desire to amend the Agreement as described below;

NOW THEREFORE, in consideration of the promises and other valuable consideration contained herein, the receipt, adequacy, and sufficiency of which are hereby expressly acknowledged, the parties agree to amend the Agreement as follows:

1. LICENSEE and OUTFRONT hereby agree that Initial Term of each of the following non-TOP SLAs shall be extended for a period of five (5) years from April 1, 2020:

Diamond Site ID	OUTFRONT Structure Code	IOTA Site ID	Site Name	Commencement Date	Current Monthly License Fee	Next Escalation Date	Escalation Percentage
FL115	01281.000459.000459	FL031-OFM Key West	Stock Island & Big Coppitt	3/1/2018	318.27	3/1/2021	3%
CA481	01121.000730.000730A	CA163-OFM000730A	2001 Van Ness	12/31/2018	309.00	12/31/2020	3%
CA478	01421.000344.000344A	CA164-OFM Sacramento	1409 Del Paso Blvd	12/31/2018	309.00	12/31/2020	3%
VA018	02221.915016.915016A	VA016-OFM915016A	I-64 & Route 608	12/31/2018	309.00	12/31/2020	3%
VA019	02221.915275.915275A	VA015-OFM915275A	Commerce Rd	12/31/2018	309.00	12/31/2020	3%
VA020	02221.915255.915255A	VA017-OFM915255A	Williamson Rd	12/31/2018	309.00	12/31/2020	3%
FL129	01341.000872.000872A	FL033-000872A	Beneva Rd	12/31/2018	309.00	12/31/2020	3%
FL130	01441.001125.001125A	FL030-001125A	John Young Pkwy	12/31/2018	309.00	12/31/2020	3%
NV011	03341.904838.904838A	NV151-OFM Reno	West Glendale	12/31/2018	309.00	12/31/2020	3%

2. Section 23A.(vi) is hereby deleted and replaced with the following:

immediately by OUTFRONT, if LICENSEE is deemed insolvent, makes an assignment for the benefit of its creditors, a receiver, liquidator or trustee shall be appointed for LICENSEE, or LICENSEE shall be adjudicated a bankrupt, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, LICENSEE, or if any proceeding for the dissolution or liquidation of LICENSEE shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by LICENSEE, upon the same not being discharged, stayed or dismissed within thirty (30) days. In the event of such termination, the IOTA Guarantee, as hereinafter defined, shall remain in effect and IOTA Communications, Inc. shall remain responsible for any and all past due amounts and amounts due and owing under the Agreement; or

3. Exhibit D (First Amendment), License Fee Schedule (Monthly), is hereby modified to reflect the following as of April 1, 2020:

LICENSEE and OUTFRONT hereby agree that Initial Term of each of the following twenty-seven (27) fully executed TOP SLAs (the "Fully Executed TOP SLAs") shall be extended for a period of seven (7) years commencing on April 1, 2020. Effective April 1,

2020, the current Monthly License Fee shall be increased to Three Hundred and 00/100 Dollars ($300) and shall remain subject to the annual escalations in accordance with the terms of the Agreement:

Diamond Site ID	OUTFRONT Structure Code	IOTA Site ID	Site Name	Commencement Date	Monthly License Fee in effect prior to Amendment 2	Monthly License Fee effective 4/1/2020	Next Escalation Date	Escalation Percentage
CO037	01401.297048.297048A	CO141-OFM297048A	1493 Osage	6/30/2018	150.00	300.00	6/30/2020	3%
FL055	01281.913047.913047A	FL031-OFM913047A	3066 N Military Trail	6/30/2018	150.00	300.00	6/30/2020	3%
FL142	01341.913728.913728A	FL034-OFM913728A	2301 Fowler	6/30/2018	150.00	300.00	6/30/2020	3%
GA136	01201.004445.004445	GA040-OFM004445	150 14th St	6/30/2018	150.00	300.00	6/30/2020	3%
GA137	01201.027461.027461	GA038-OFM027461	2507 Pio Nono	6/30/2018	150.00	300.00	6/30/2020	3%
MN025	01321.001007.001007	MN107-OFM001007	401 Royalston Ave	6/30/2018	150.00	300.00	6/30/2020	3%
MO037	01481.907311.907311A	MO096-OFM907311A	Edwin St	6/30/2018	150.00	300.00	6/30/2020	3%
MO099	02521.906908.906908A	MO094-OFM906908A	W Farm Rd	6/30/2018	150.00	300.00	6/30/2020	3%
NC030	01601.000323.000323A	NC018-OFM000323A	1328 C.E. Gray	6/30/2018	150.00	300.00	6/30/2020	3%
NC031	01601.914968.914968A	NC022-OFM914968A	0 Philadelphia	6/30/2018	150.00	300.00	6/30/2020	3%
NC032	01601.915111.915111A	NC025-OFM915111A	2015 Oleander	6/30/2018	150.00	300.00	6/30/2020	3%
TX075	01241.023169.023169	TX131-OFM023169	1500 1/2 N Loop	6/30/2018	150.00	300.00	6/30/2020	3%
CA489	01421.903639.903639A	CA165-OFM903639A	Andersen Crossing & I-5	6/30/2018	150.00	300.00	6/30/2020	3%
IN021	01561.910440.910440A	IN067-OFM910440A	I-465 & I-70	6/30/2018	150.00	300.00	6/30/2020	3%
PA215	01921.917464.917464A	PA053-OFM917464A	Rte 28 & Harmarville	6/30/2018	150.00	300.00	6/30/2020	3%
OR004	05004.901474.901474A	OR167-OFM901474A	I-5 & Exit 306	6/30/2018	150.00	300.00	6/30/2020	3%
MA039	01141.916005.916005	MA003-OFM916005	820 Morrissey	6/30/2018	150.00	300.00	6/30/2020	3%
MA040	01581.916002.916002	MA010-OFM916002	14 Exchange	6/30/2018	150.00	300.00	6/30/2020	3%
IL088	01081.101110.101110	IL064-OFM101110	5059-61 West Polk	6/30/2018	150.00	300.00	6/30/2020	3%
CA486	01121.903749.903749A	CA163-OFM903749	1314 Broadway	6/30/2018	150.00	300.00	6/30/2020	3%
CA487	01421.904016.904016A	CA164-OFM904016	6451 County Rd 24	6/30/2018	150.00	300.00	6/30/2020	3%
TN025	01641.028972.028972	TN071-OFM028972	1520 Gallatin Pike	6/30/2018	150.00	300.00	6/30/2020	3%
CA490	02081.410014.410014A	CA162-OFM410014	606 Divisadero	6/30/2018	150.00	300.00	6/30/2020	3%
MI096	01801.003048.3048A	MI062-OFM3048	560 Century	6/30/2018	150.00	300.00	6/30/2020	3%
WA011	05004.918422.918422A	WA170-OFM918422	Hampe & National	6/30/2018	150.00	300.00	6/30/2020	3%
WA012	05004.901316.901316A	WA169-OFM901316	Yakima & 1st	6/30/2018	150.00	300.00	6/30/2020	3%
NY053	01021.018277.18277A	NY010-OFM18277MI5	700-710 W 125th St	6/30/2018	150.00	300.00	6/30/2020	3%

The remaining Two Hundred Twenty-Three (223) Commitment sites shall be governed as follows:

LICENSEE and OUTFRONT hereby agree and acknowledge that Twenty-Three (23) TOP SLAs sites will commence on the earlier of (i) LICENSEE's installation of Equipment at the Site or (ii) December 1, 2020 with a Monthly License Fee of One Hundred Fifty and 00/100 Dollars ($150.00) each. Each of these TOP SLA's shall have a seven (7) year Initial Term commencing as of December 1, 2020. The Monthly License Fee will increase by three percent (3%) on each anniversary of the SLA Commencement Date.

LICENSEE and OUTFRONT hereby agree and acknowledge that One Hundred (100) TOP SLAs will commence on the earlier of (i) LICENSEE's installation of Equipment at the Site or (ii) December 1, 2021 with a Monthly License Fee of One Hundred Fifty-Four and 50/100 Dollars ($154.50) each. Each of these TOP SLA's shall have a seven (7) year Initial Term commencing as of December 1, 2021. The Monthly License Fee will increase by three percent (3%) on each anniversary of the SLA Commencement Date.

LICENSEE and OUTFRONT hereby agree and acknowledge that One Hundred (100) TOP SLAs will commence on the earlier of (i) LICENSEE's installation of Equipment at the Site or (ii) December 1, 2022 with a Monthly License Fee of One Hundred Fifty-Nine and 14/100 Dollars ($159.14) each. Each of these TOP SLA's shall have a seven (7) year Initial Term commencing as of December 1, 2022. The Monthly License Fee will increase by three percent (3%) on each anniversary of the SLA Commencement Date.

Provided LICENSEE is not in default of any of the provisions of this Agreement, Effective December 1, 2022, the current Monthly License Fee on the 27 Fully Executed TOP SLAs shall be decreased to One Hundred Fifty-Nine and 14/100 Dollars ($159.14). The Monthly License Fee will increase by three percent (3%) on December 1, 2023 and by three percent (3%) annually thereafter.

4. OUTFRONT AND LICENSEE agree and acknowledge that all License Fees have been paid through February 2021. The next License Fee payment due date is March 1, 2021.

5. OUTFRONT and LICENSEE agree and acknowledge that LICENSEE, contemporaneously with the execution of this Second Amendment, has executed a Guarantee by IOTA Communications, Inc. dated ______________, 2021 ("IOTA Guarantee"), guaranteeing LICENSEE's payment and insurance coverage obligations under this Agreement, as amended.

6. Except as otherwise expressly set forth herein and amended by this Second Amendment, all terms of the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement. If there is any conflict between the terms and conditions of this Second Amendment and the terms and conditions of the Agreement or any prior addendum to the Agreement, the terms and conditions of this Second Amendment shall control, govern, and prevail.

7. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

{Signatures on the following page}

IN WITNESS WHEREOF, the parties hereto have executed this as of the Second Amendment Effective Date.

LICENSEE:

M2M Spectrum Networks, LLC, an Arizona limited liability company

By: ______________________
Name: Terrence DeFranco
Title: Manager
Date: February 18, 2021

OUTFRONT:

OUTFRONT MEDIA LLC, a Delaware limited liability company

By: ______________________
Name: Andrew R. Sriubas
Title: Chief Commercial Officer
Date: 3/18/21